Exhibit 10.5

SECURITIES CONTRIBUTION AND TRANSFER AGREEMENT

This SECURITIES CONTRIBUTION AND TRANSFER AGREEMENT (this “Agreement”) is made as of August 5, 2025, by and between EQV Ventures Sponsor LLC (the “Sponsor”), EQV Ventures Acquisition Corp., a Cayman Islands exempted company which shall be domesticated as a Delaware corporation (“SPAC”), Prometheus PubCo Inc., a Delaware corporation (“ParentCo”), Prometheus Holdings LLC, a Delaware limited liability company (“EQV Holdings”), Presidio Investment Holdings LLC, a Delaware limited liability company (the “Company”), and each of the rollover members set forth on the signature pages hereto (the “Rollover Members”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Business Combination Agreement (as defined below).

WHEREAS, in connection with the Transactions, SPAC, ParentCo and the Rollover Members have entered into rollover agreements (“Rollover Agreements”), pursuant to which the Rollover Members will elect to (i) contribute certain Company Equity Interests (as defined in the Business Combination Agreement) to ParentCo (the “ParentCo Contribution”) in exchange for shares of Class A common stock of ParentCo, par value $0.0001 per share (“Class A Shares”), and/or (ii) have certain Company Equity Interests converted into common units of EQV Holdings (“EQV Holdings Common Units”) in the Company Merger;

WHEREAS, in connection with the Transactions, pursuant to certain Rollover Agreements, ParentCo shall issue and sell to certain Rollover Members, and the Rollover Members have agreed to purchase (the “Class B Purchase”), shares of Class B common stock of ParentCo, par value $0.0001 per share (“Class B Shares”); and

WHEREAS, in order to reflect the intended ownership interests of the shareholders of ParentCo following the Transactions (as defined below), (i) the Sponsor agrees to contribute an aggregate of 510,642 shares of Class B

Ordinary Shares of SPAC, par value $0.0001 per share (as may be adjusted pursuant to Section 2d below, the “Founder Shares”), to SPAC as a contribution to capital on the Closing Date (as defined below) (the “SPAC Contribution”), (ii) ParentCo desires to issue Class A Shares to certain Rollover Members and (iii) EQV Holdings desires to issue EQV Holdings Common Units to certain Rollover Members.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sponsor and Rollover Members hereby agree as follows:

1.	Contribution of Founder Shares

a.	Contribution of the Founder Shares. Upon the terms and subject to the conditions of this Agreement, (i) the Sponsor hereby irrevocably agrees to contribute to the capital of SPAC the Founder Shares, and (ii) SPAC hereby irrevocably agrees to accept the Founder Shares. SPAC will be deemed to be the legal owner of the Founder Shares contributed pursuant to this Agreement on the Closing Date. The Sponsor shall use best efforts to deliver to SPAC the Founder Shares in book entry form through SPAC’s transfer agent within ten days of the Closing Date.

b.	Closing. The closing of the SPAC Contribution (the “Closing” and the date on which the Closing occurs, the “Closing Date”), shall be contingent upon and shall take place immediately prior to or simultaneously with the closing of the business combination contemplated by the Business Combination Agreement, dated as of August 5, 2025 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SPAC, ParentCo, the Company, Prometheus PubCo Merger Sub Inc., a Delaware corporation

(“EQV Merger Sub”), Prometheus Holdings LLC, a Delaware limited liability company (“EQV Holdings”), and Prometheus Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of EQV Holdings (“Prometheus Merger Sub”), pursuant to which, among other things, EQV Merger Sub will merge with and into SPAC, with SPAC as the surviving company in the merger and with SPAC shareholders receiving one share of Class A common stock, par value $0.0001 per share, of ParentCo for each Class A Share of SPAC held by such shareholder, in accordance with the terms of the Business Combination Agreement, and, after giving effect to such merger, the SPAC will become a wholly owned subsidiary of ParentCo, following which, Prometheus Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger, all on the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law (the transactions contemplated by the Business Combination Agreement, including the business combination, the “Transactions”).

c.	Termination. This Agreement and each of the rights and obligations of the Sponsor, SPAC, ParentCo and the Rollover Members shall terminate upon the termination of the Business Combination Agreement, the termination of the Subscription Agreement, or by the written agreement of the parties hereto.

2.	Issuance of Class A Shares and OpCo Common Units

a.	On the Closing Date, 240,475 Class A Shares (the “Shares”) shall be issued to the Rollover Members, in each case, as set forth on each Rollover Member’s signature page hereto, and subsequently such Shares shall be registered in book entry form in the name of the applicable Rollover Members on ParentCo’s share register; provided, however, that the obligation to issue the Shares to the Rollover Members is contingent upon the closing of the Transactions.

b.	On the Closing Date, 237,630 EQV Holdings Common Units (the “Units”) shall be issued to the Rollover Members, in each case, as set forth on each Rollover Member’s signature page hereto, and subsequently such Units shall be registered in the name of the applicable Rollover Members on EQV Holdings’ schedule of members; provided, however, that the obligation to issue the Units to the Rollover Members is contingent upon the closing of the Transactions.

c.	The Shares and the Units shall be subject to, and holders of the Shares and the Units shall be entitled to, the registration rights set forth in the Registration and Stockholders’ Rights Agreement, dated on or about the date hereof, by and among EQV Holdings, EQV Resources Intermediate LLC, Sponsor, SPAC, ParentCo and the other signatories thereto.

d.	Notwithstanding anything herein to the contrary, each of Sponsor, SPAC, ParentCo, the Company and EQV Holdings hereby agrees that any Company Unitholders who have not executed Rollover Agreements as of the date hereof and, during the Pre-Closing Period, (x) enter into rollover agreements in substantially the same form as the Rollover Agreements and/or (y) execute joinders to this Agreement by executing and delivering a signature page as a “Rollover Member” hereto, shall be treated as Rollover Members for all purposes hereunder and shall be issued a number of Shares and/or Units as set forth on each such signature page hereto, and subsequently such Shares and/or Units shall be registered in the name of the such joining Company Unitholders on ParentCo’s share register and/or EQV Holdings’ schedule of members, as applicable; provided, however, that the obligation to issue such Shares and/or Units to such joining Company Unitholders is contingent upon the closing of the Transactions. The Sponsor, SPAC and ParentCo each hereby agree that the aggregate number of Founder Shares to be contributed pursuant to Section 1 shall be increased in a proportional amount to any such additional Shares or Units to be issued to such joining Company Unitholders pursuant to this Section 2d.

3.	Tax Treatment. For U.S. federal (and applicable state and local) tax purposes, the parties shall treat (a) the contribution of Founder Shares pursuant to Section 1 as a contribution to capital by the Sponsor to SPAC with respect to which no shares are issued, (b) the issuance by ParentCo of Shares to Rollover Members pursuant to Section 2 as an additional issuance in exchange for the ParentCo Contribution and the Class B Purchase pursuant to the applicable Rollover Agreement that is treated as a tax-deferred transaction as set forth in Section 7.1(a)(i)(J) of the Business Combination Agreement, and (c) the issuance by EQV Holdings of Units to Rollover Members pursuant to Section 2 as an additional issuance in connection with the Company Merger that is treated as a tax-deferred transaction as set forth in Section 7.1(a)(i)(E) of the Business Combination Agreement. The parties hereto (and, if applicable, their Affiliates) shall prepare and file all Tax Returns in a manner consistent with the foregoing tax treatment and shall not take any action or position inconsistent with the foregoing tax treatment for any tax purposes, unless otherwise required pursuant to a determination within the meaning of Section 1313(a) of the Code.

4.	Representations and Warranties of Rollover Members

Each Rollover Member represents and warrants to SPAC and ParentCo that:

a.	No Government Recommendation or Approval. Rollover Member understands that no federal or state agency has passed upon or made any recommendation or endorsement of SPAC or ParentCo or the issuance of the Class A Shares to Rollover Member.

b.	Accredited Investor. Rollover Member represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the Transfer is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

c.	Intent. Rollover Member is entering into this Agreement and the Subscription Agreement with respect to the Class A Shares solely for investment purposes, for Rollover Member’s own account and/or for the account or benefit of its members or affiliates, and not with a view to the distribution thereof, and Rollover Member has no present arrangement to sell the Class A Shares to or through any person or entity. Rollover Member shall not engage in hedging transactions with regard to the Class A Shares unless in compliance with the Securities Act.

d.	Restrictions on Transfer. Rollover Member acknowledges and understands the Class A Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Class A Shares have not been registered under the Securities Act and, if in the future Rollover Member decides to offer, resell, pledge or otherwise transfer the Class A Shares, such Class A Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Rollover Member agrees that, if any transfer of the Class A Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer Rollover Member may be required to deliver to SPAC an opinion of counsel satisfactory to SPAC with respect to such transfer. Absent registration or another available exemption from registration, Rollover Member agrees it will not transfer the Class A Shares. Rollover Member further acknowledges that because SPAC is a shell company, Rule 144 may not be available to Rollover Member for the resale of the Class A Shares until the one-year anniversary following consummation of the Transactions, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

e.	Sophisticated Investor.

i.	Rollover Member or its manager and members, as applicable, are sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Class A Shares.

ii.	Rollover Member is aware that an investment in the Class A Shares is highly speculative and subject to substantial risks because, among other things, the Class A Shares have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available, and Rollover Member may suffer a loss of a portion or all of its investment in the Class A Shares. Rollover Member is able to bear the economic risk of its investment in the Class A Shares for an indefinite period of time.

f.	Independent Investigation. Rollover Member, in making the decision to purchase the Class A Shares, has relied upon an independent investigation of SPAC and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from SPAC, its officers, directors or employees or any other representatives or agents of SPAC. Rollover Member is familiar with the business, operations and financial condition of SPAC and has had an opportunity to ask questions of and receive answers from SPAC’s officers and directors concerning SPAC and has had full access to such other information concerning SPAC as Rollover Member has requested. Rollover Member confirms that all documents that it has requested have been made available and that Rollover Member has been supplied with all the additional information concerning this investment which Rollover Member has requested.

g.	No Legal Advice from SPAC or Sponsor. Rollover Member acknowledges it has had the opportunity to review this Agreement, the Subscription Agreement and the transactions contemplated hereby and thereby, and the other agreements entered into between the parties hereto with Rollover Member’s own legal counsel and investment and tax advisors. Except for the other agreements entered into between the parties hereto, Rollover Member is relying solely on such counsel and advisors and not on any statements or representations of Sponsor, SPAC or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

h.	Reliance on Representations and Warranties. Rollover Member understands the Class A Shares are being offered and issued to Rollover Member in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that SPAC is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Rollover Member set forth in this Agreement in order to determine the applicability of such provisions.

i.	No General Solicitation. Rollover Member is not entering into this Agreement for the Class A Shares as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

j.	Legend. Rollover Member acknowledges and agrees that each of the Class A Shares shall bear a restrictive legend (the “Legend”), in form and substance substantially as set forth in Section 6 hereof.

5.	Representations, Warranties and Covenants of the Sponsor

The Sponsor represents and warrants to, and agrees with, SPAC and ParentCo that:

a.	Title to Founder Shares. The Sponsor has title to the Founder Shares free and clear of all liens, claims and encumbrances of any kind other than (i) transfer restrictions pursuant to the letter agreement between EQV Holdings, the Company, ParentCo, SPAC, each of SPAC’s directors and executive officers and Sponsor, to be entered into in connection with the Transactions and (ii) transfer restrictions under federal and state securities laws. Upon contribution in accordance herewith, SPAC will have or receive good title to the Founder Shares free and clear of all liens, claims and encumbrances of any kind resulting from actions of, or any failure to act by, the Sponsor, other than transfer restrictions under federal and state securities laws.

b.	Authorization; Enforcement. (i) The Sponsor has the requisite power and authority to enter into and perform its obligations under this Agreement and to contribute the Founder Shares in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Sponsor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, if applicable, and no further consent or authorization of the Sponsor or its governing members, as applicable, is required, and (iii) this Agreement constitutes a valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

c.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not (i) result in a violation of the Sponsor’s organizational documents, if applicable, (ii) conflict with, or constitute a default under any agreement or instrument to which the Sponsor is a party or by which it is bound or (iii) violate any law statute, rule or regulation to which the Sponsor is subject or any agreement, order, judgment or decree to which the Sponsor is subject. Other than any SEC or state securities filings which may be required to be made by the Sponsor subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or contribute the Founder Shares in accordance with the terms hereof.

6.	Legends

a.	Legend. ParentCo will issue the Class A Shares to the Rollover Members in the name and amount of each Rollover Member as set forth in the signature pages hereto. The Class A Shares will bear the following Legend and appropriate “stop transfer” instructions:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER RULE 144 PROMULGATED UNDER THE SECURITIES ACT, IF AVAILABLE, OR (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION.”

7.	Governing Law; Jurisdiction; Waiver of Jury Trial

Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

8.	Assignment; Entire Agreement; Amendment

a.	Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by the Rollover Members to a person agreeing to be bound by the terms hereof.

b.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

c.	Amendment. Except as expressly provided in this Agreement (including, for the avoidance of doubt, Section 2d), neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

d.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

9.	Notices

a.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or second-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (b) if by a posting on an electronic network together with separate notice to the recipient of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (c) if by any other form of electronic transmission, when directed to the recipient.

10.	Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

11.	Survival; Severability

a.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing.

b.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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This Agreement is accepted by the Sponsor on the ___ day of ___ 2025.

EQV VENTURES SPONSOR LLC:

By:
Name:
Title:

[Signature Page to Securities Transfer Agreement]

Accepted and agreed on the date hereof.

EQV VENTURES ACQUISITION CORP.:

By:
Name:
Title:

[Signature Page to Securities Transfer Agreement]

Accepted and agreed on the date hereof.

PROMETHEUS PUBCO INC.:

By:
Name:
Title:

[Signature Page to Securities Transfer Agreement]

Accepted and agreed on the date hereof.

PROMETHEUS HOLDINGS LLC:

By:
Name:
Title:

[Signature Page to Securities Transfer Agreement]

Accepted and agreed on the date hereof.

PRESIDIO INVESTMENT HOLDINGS LLC

By:
Name:
Title:

[Signature Page to Securities Transfer Agreement]

ROLLOVER MEMBER:

By:
Name:

Address:	Class A Shares Received:	EQV Holdings Units Received:

Signature Page to Securities Contribution and Transfer Agreement